UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 12, 2005

                               MILLENIA HOPE INC.

             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                                        98-0213828
    (Commission file no.)                   (IRS Employer Identification No.)

                     4055 St. Catherine St. West, Suite 151
                                Montreal, Quebec
                                     H3Z 3J8
              (Address of principal executive offices and zip code)

         Company's telephone number, including area code: (514) 846-5757


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

On April 14, 2005, the Company announced that, Dr. Margaret (Maggie) Bywater has joined the Company as its president.

Dr. Bywater started her scientific career in the field of genetics of disease in the 1970s. She received her Ph.D. from the Medical Faculty at the University of Uppsala Sweden (1975), where she did a masters in Molecular Pathology. She was associated with the university for more than a decade.

Her business career started in biotech/healthcare at Pharmacia in Sweden, where she helped develop and market a diagnostic system to identify genetic markers in breast cancer predicting response to therapy. During the past two decades she held positions, including clinical operations and technology transfer, in both start-ups and large corporations in Europe and US. She was corporate Staff Vice President-Pharmaceutical Business Development at The Perkin Elmer Corporation in the US, a $1.3 billion biotech, where she was involved in corporate strategy for mergers and acquisitions. As General Manager of the newly acquired PE GenScope, in California, she became familiar with executive sales of high ticket transactions with pharma. In Canada she was president of two early stage drug discovery companies.

Maggie comes to Millenia Hope from H3 Pharma, Montreal, as Vice President of Business Development & Licensing. She headed new medications acquisitions, managed due diligence, and negotiated and structured deals, in-licensing for clinical development and out-licensing for distribution, marketing and sales. Maggie has an extensive clinical network, in academia and healthcare.

Dr. Bywater's financial compensation has not yet been set and is still being negotiated with the company.

No arrangement or understanding exists between Dr. Bywater and any other person pursuant to which Dr. Bywater was selected as an officer of the Company. There is no family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company and Dr. Bywater. Dr. Bywater is not a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940. In addition, since the beginning of the Company's last fiscal year, there has been no transaction (or series of transactions), and there is no currently proposed transaction (or series of transactions), to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $25,000 and in which Dr. Bywater or any member of his immediate family had or will have a direct or indirect material interest.

On April 14, 2005, the Company issued a press release relating to the above matters.


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On April 14, 2005, the Company announced that, Dr. Soriba Cisse has joined the
Company as its Vice-president R&D.

Dr. Cisse has a medical degree from University of Abidjan, Ivory Coast; and received his BSc. and MSc. in Cell Biology, and Ph.D in Neuroscience, at the University of Montreal, 1980-1994.

Dr. Cisse has many personal achievements, including participating in IMAGE, an award-winning team lead by Denis Gauvreau. IMAGE, is a multidisciplinary approach to the genetics and epidemiology of Alzheimer's disease. His work led to fundamental discoveries concerning corpora amylacea, an astrocytic inclusion in aging human brain. He did research at the laboratory of Nobel Prize winner, James Watson, at Cold Spring Harbor and at Case Western in Cleveland with Alzheimer expert, George Perry; followed by a post-doc in the dynamic Parkinson research team at the Jewish Hospital (Lady Davis Institute) in Montreal. For eight years Soriba was scientific advisor to the AIDS program of FONDIS and a special advisor to Minister of Health in Guinea Conakry. He held positions as Director of Quality Control and later as Vice-President R&D in BioMedco Canada Inc., developing immunodiagnostic kits.

Dr. Cisse's financial compensation has not yet been set and is still being negotiated with the company.

No arrangement or understanding exists between Dr. Cisse and any other person pursuant to which Dr. Cisse was selected as an officer of the Company. There is no family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company and Dr. Cisse. Dr. Cisse is not a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940. In addition, since the beginning of the Company's last fiscal year, there has been no transaction (or series of transactions), and there is no currently proposed transaction (or series of transactions), to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $25,000 and in which Dr. Cisse or any member of his immediate family had or will have a direct or indirect material interest.

On April 14, 2005, the Company issued a press release relating to the above matters.

On April 14, 2005, the Company announced that, Carole Robert has joined the Company as its Vice-president of Government Affairs and Sales Development.

Mme. Robert has a strong background in international trade in emerging markets and has received several international prizes for her achievement. She was a member of a member of the board of directors and executive committee, Montreal International, 1997-2002, and chairperson of the board, the World Trade Centre Montreal, 1996-2000. Mme. Robert will deal with the tricky problem of piloting international sales in developing countries through to completion. Mme. Robert has a wide experience in making sure the sales happen.


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Carole Robert's financial compensation has not yet been set and is still being negotiated with the company.

No arrangement or understanding exists between Mme. Robert and any other person pursuant to which Mme. Robert was selected as an officer of the Company. There is no family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company and Mme. Robert. Mme. Robert is not a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940. In addition, since the beginning of the Company's last fiscal year, there has been no transaction (or series of transactions), and there is no currently proposed transaction (or series of transactions), to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $25,000 and in which Mme. Robert or any member of his immediate family had or will have a direct or indirect material interest.

On April 14, 2005, the Company issued a press release relating to the above matters.

On April 14, 2005, the Company announced that, Joseph Daniele has joined the Company as its Chief Legal Advisor.

Joseph Daniele has joined the Millenia Hope as Chief Legal Advisor. Me. Daniele received his BA in History and Political Science, at McGill University in Montreal and his law degree from, the University of Sherbrooke. He has been practicing law since 1987, at Bissonet, Mecandante, Daniele making partner in 1989. In recent years Joe has specialized in financial transactions, LC's, bank guarantees, debentures, stocks, bonds.

Me. Daniele financial compensation has not yet been set and is still being negotiated with the company.

No arrangement or understanding exists between Me. Daniele and any other person pursuant to which Me. Daniele was selected as an officer of the Company. There is no family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company and Me. Daniele. Me. Daniele is not a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940. In addition, since the beginning of the Company's last fiscal year, there has been no transaction (or series of transactions), and there is no currently proposed transaction (or series of transactions), to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $25,000 and in which Me. Daniele or any member of his immediate family had or will have a direct or indirect material interest.

On April 14, 2005, the Company issued a press release relating to the above matters.

On April 19, 2005 the Company announced that Jacky Quan, its Executive Vice-president and Treasurer has been appointed as a member of the Board of Directors and the President of its Asian subsidiary, Millenia Hope (Hong Kong).

Born in china and educated in Vietnam and China, Quan is fluent in several SE Asian languages as well as Mandarin and Cantonese. He is highly successful business man in his own right, with an influential global network of financiers and business associates. Mr. Quan received $120,00 as his administrative salary from Millenia in 2004. His 2005 salary has not yet been finalized.

Mr. Quan is not being paid any director's fees. Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date April 22, 2005

Millenia Hope Inc.
By: /s/ Leonard Stella
Name Leonard Stella
Its: Chief Executive Officer

By: /s/ Yehuda Kops
Name: Yehuda Kops
Its: Acting Chief Financial Officer